Acquisitions	12 Months Ended
Dec. 31, 2022
Business Combinations [Abstract]
Acquisitions	Acquisitions On July 5, 2022, AltaGas acquired the remaining 25.97 percent equity ownership of Petrogas from Idemitsu Canada Corporation, a wholly owned subsidiary of Idemitsu Kosan Co., Ltd. (Idemitsu) for total cash consideration of approximately $285 million. Subsequent to this transaction, AltaGas now owns 100 percent of Petrogas. Due to the acquisition of the remaining equity ownership, AltaGas' accumulated other comprehensive income increased by $5 million and contributed surplus increased by $237 million.